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                                Exhibit 10(a)
                          Form of Consent of Counsel




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February 28, 1997






Board of Directors
Canada Life Insurance Company of New York
Canada Life of New York Variable Annuity Account 2
500 Mamaroneck Avenue
Harrison, New York 10528


Gentlemen:


I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in the Post Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 33-64240) filed by Canada Life Insurance Company of New York and Canada Life of New York Variable Annuity Account 2 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


Sincerely,

/s/ David A. Hopkins

David A. Hopkins
Secretary and
  Chief Counsel, U.S. Division


DAH/dr